SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                January 28, 2004
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                        1-16619                       73-1612389
--------------             ------------------------          -------------------
  (State of                (Commission File Number)            (IRS Employer
Incorporation)                                               Identification No.)


            Kerr-McGee Center
         Oklahoma City, Oklahoma                              73125
----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)




Item 9.   Regulation FD Disclosure
               On January 28, 2004, Kerr-McGee Corporation will hold a security analyst meeting to discuss its fourth-quarter 2003 financial and operating results and expectations for the future. During the meeting, the company will discuss certain expectations for oil and natural gas production volumes for the year 2004. A table providing the projection ranges of 2004 average daily oil and natural gas production is furnished below.



                                                                         Kerr-McGee Corp.
                                                            Projected Daily Average Production Volumes
As of January 2004
                                                                     2004 Production Forecast
                                   --------------------------------------------------------------------------------------------
                                        1-Qtr              2-Qtr              3-Qtr              4-Qtr               Year
                                   ----------------   ----------------   ----------------   ----------------   ----------------
Crude Oil                             Projected          Projected          Projected           Projected          Projected
(BOPD)
    Onshore                         18,000-  20,000    17,000-  19,000    16,000-  18,000    16,000-  18,000    16,700-  18,700
    Offshore                        50,000-  53,000    50,000-  54,000    46,000-  50,000    45,000-  50,000    47,700-  51,700
                                   -------  -------   -------  -------   -------  -------   -------  -------   -------  -------
      U.S.                          68,000-  73,000    67,000-  73,000    62,000-  68,000    61,000-  68,000    64,400-  70,400
                                   -------  -------   -------  -------   -------  -------   -------  -------   -------  -------

    North Sea                       64,500-  67,000    58,000-  62,000    54,000-  60,000    58,000-  64,000    58,600-  63,200
                                   -------  -------   -------  -------   -------  -------   -------  -------   -------  -------

    Other International                  0-       0         0-       0         0-       0     3,000-   4,000       800-   1,000
                                   -------  -------   -------  -------   -------   ------   -------  -------   -------  -------

      Total                        132,500- 140,000   125,000- 135,000   116,000- 128,000   122,000- 136,000   123,800- 134,600
                                   =======  =======   =======  =======   =======  =======   =======  =======   =======  =======

Natural Gas
(MMCF/D)                                1-Qtr              2-Qtr              3-Qtr              4-Qtr               Year
                                   ----------------   ----------------   ----------------   ----------------   ----------------

    Onshore                            325-     350       320-     350       310-     340       300-     330       314-     342
    Offshore                           325-     345       340-     375       360-     400       410-     460       359-     395
                                   -------  -------   -------  -------   -------  -------   -------  -------   -------  -------
      U.S.                             650-     695       660-     725       670-     740       710-     790       673-     737
                                   -------  -------   -------  -------   -------  -------   -------  -------   -------  -------

    North Sea                          100-     110        80-      90        60-      70        75-      85        79-      89
                                   -------  -------   -------  -------   -------  -------   -------  -------   -------  -------

    Other International                  0-       0         0-       0         0-       0         0-       0         0-       0
                                   -------  -------   -------  -------   -------  -------   -------  -------   -------  -------

      Total                            750-     805       740-     815       730-     810       785-     875       752-     826
                                   =======  =======   =======  =======   =======  =======   =======  =======   =======  =======


BOE/D                              257,500- 274,200   248,300- 270,800   237,700- 263,000   252,800- 281,800   249,100- 272,300
                                   =======  =======   =======  =======   =======  =======   =======  =======   =======  =======



        ** Cautionary Statement Concerning Forward-Looking Statements **

The information contained in this table regarding Kerr-McGee's projected production volume forecasts are only estimated projections that may or may not occur in the future, and constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Future results and developments set forth in this statement may be affected by numerous uncertainties, factors and risks, such as but not limited to the accuracy of the assumptions that underlie the statement, the success of the oil and gas exploration and production program, drilling risks, market value of oil and gas, uncertainties in interpreting engineering data, changes in laws and regulations, the ability to respond to challenges in international markets, political or economic conditions in areas where Kerr-McGee operates, trade and regulatory matters, and other factors and risks identified in the Risk Factors section of Kerr-McGee's Annual Report on Form 10-K and other SEC filings. Actual results and developments may differ materially from those expressed or implied in this statement. Therefore, the information contained in this statement may not be accurate. Kerr-McGee does not undertake to update, revise or correct any of the forward-looking information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   KERR-MCGEE CORPORATION


                                           By:     (John M. Rauh)
                                                   -----------------------------
                                                   John M. Rauh
                                                   Vice President and Controller

Dated: January 28, 2004